UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2008

Date of Report

(Date of earliest event reported)

INFOSPACE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices, including Zip Code)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	OTHER EVENTS

On June 16, 2008, InfoSpace, Inc. (the “Company”) announced that its Board of Directors has reauthorized the repurchase of up to $100 million of its outstanding common stock over the next twelve months. Subject to applicable securities laws, the shares may be repurchased from time to time in the open market or in privately negotiated transactions or in such other manner as will comply with the provisions of the Securities Exchange Act of 1934, as amended. Such purchases will be at times and in amounts as the Company deems appropriate, based on factors such as market conditions, legal requirements and other corporate considerations.

On June 16, 2008, the Company issued a press release regarding the reauthorization of its stock repurchase program by its Board of Directors, a copy of which is filed herewith as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) EXHIBITS.

Exhibit Number	Description

99.1	Press release issued on June 16, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2008

INFOSPACE, INC.

By:	/s/ Alejandro C. Torres
Alejandro C. Torres General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release issued on June 16, 2008